Exhibit 10.3

10-27-95

KIMBALL HILL HOMES

INCENTIVE STOCK OPTION PLAN

This Kimball Hill Homes Incentive Stock Option Plan (“Plan”) of Kimball Hill, Inc., an Illinois corporation, adopted this 28th day of October, 1995 and effective as of October 31, 1995.

1.             Purpose of the Plan.

Under this Plan adopted by Kimball Hill, Inc. (“Company”), options may be granted to eligible employees to purchase shares of the Company stock. The Plan is designed to enable the Company and its subsidiaries to afford certain designated key employees who are responsible for the continued growth of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company and thereby enable the Company and its subsidiaries to attract, retain and motivate such key employees. The Plan provides for options which are intended to qualify as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended (“Code”).

2.             Stock Subject to Plan.

(a)           The maximum number of shares of stock subject to this Plan and for which Options granted under this Plan may be exercised shall initially be 65,000 shares of the Company’s common stock subject to adjustments as elsewhere provided for in this Plan. As of the effective date of this Plan, the Company has no other class of stock other than such common stock. Shares of stock subject to the unexercised portions of any Options granted under this Plan which expire or terminate or are cancelled may again be subject to Options under the Plan.

(b)           The Company expects to modify this Plan to offer additional Options in subsequent years, but no commitment to do so has been made or is intended.

3.             Eligible Employees.

(a)           The employees eligible to be considered for the grant of Options under this Plan are persons regularly employed by the Company or by any of its subsidiaries in a managerial capacity on a full-time, salaried basis (“Optionee”).

(b)           The initial Optionees designated by the Company under this Plan, and the number of shares of stock of the Company to be made available to them through the Options to be granted to them under this Plan, are as follows:

Optionee	Number of Shares Available by Option

Hal H. Barber	10,000
Kirk T. Breitenwischer	7,500
Bruce I. McPhee	10,000
Eugene K. Rowehl	7,500
Thomas F. Tylutki	10,000
Gregory A. Yakim	20,000

TOTAL:	65,000

(c)           If all of the Optionees exercise all of their Options to acquire all such stock available to them for purchase under this Plan, and if no other stock of the Company was sold or reacquired, the stock of the Company would then be held as follows:

Shareholder	Number of Shares Held	% of Issued Shares Held

David K. Hill	2,703,955	82.82%

Diane G. Hill	236,836	7.25

Diane G. Hill as Trustee for David K. Hill III	59,209	1.81

Bruce I. McPhee	210,000	6.43

Gregory A. Yakim	20,000.61

Thomas F. Tylutki	10,000.31

Hal H. Barber	10,000.31

Eugene K. Rowehl	7,500.23

Kirk T. Breitenwischer	7,500.23

TOTAL:	3,265,000	100%

4.             Minimum Exercise Price.

The exercise price for each Option granted under this Plan shall be not less than 100% of the Fair Market Value, as defined in paragraph 15 of this Plan, of the stock being optioned. Fair Market Value shall be determined at the time of the grant of the Option.

5.             Non-transferability.

Any option granted under this Plan shall by its terms be non-transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by the Optionee or by the Optionee’s guardian or legal representative.

6.             Adjustment of Shares by Reason of Certain Transactions.

(a)           In the event of any change in the outstanding shares of the Company through additional options, sales of stock, merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other like change in capital structure of the Company, an equitable adjustment may be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect to the shares subject to such Option had such Option been exercised in full immediately prior to such change. Such adjustment shall be made successively each time any such change shall occur.

(b)           In addition or instead, in the event of any such change, the Committee, as established and otherwise provided for pursuant to the provisions of paragraph 10(a) below, may make any further adjustment as may be appropriate to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Option. The determination of the Committee as to any such actions and matters shall be conclusive.

(c)           Notwithstanding the foregoing provisions, each such adjustment with respect to an Option shall comply with applicable rules of the Code, and in no event shall any adjustment be made which would render any Option granted hereunder other than an “incentive stock option” for purposes of Section 422 of the Code.

7.             Maximum Option Term.

No Option granted under this Plan may be exercised in whole or in part more than ten (10) years after its date of grant. The initial Options to be granted under this Plan must be exercised within four (4) years of the grant of each such Option.

8.             Plan Duration.

Options may not be granted under this Plan after October 31, 2005.

9.             Payment.

Payment for stock purchased upon any exercise of an Option granted under this Plan will be made in full in cash or check with currently available funds concurrently with such exercise, provided, however, that the contract between the Company and any Optionee (“Stock Option Agreement”) which grants a specific Option to a specific Optionee may, at the discretion of the Company, provide for payment terms.

10.          Administration.

(a)           The Plan shall be administered by a committee (“Committee”) of not less than two (2) members of the Board of Directors (“Board”) selected by the Board. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolutions adopted by the Board. The initial Committee under this Plan shall consist of David K. Hill and James A. Moehling.

(b)           Subject to the express provisions of this Plan, the Committee shall have the authority in its discretion to carry out and do the following:

(i)            To determine the employees to whom Options shall be granted, the time when such Option shall be granted, the number of shares which shall be subject to each Option, the purchase price of each share will be subject to each Option, the period during which such Option shall be exercised, and the other terms and provisions of the respective Options, which need not be identical;

(ii)           To prepare and modify individual Stock Option Agreements for each Optionee;

(iii)          To construe the Plan and each Stock Option Agreement on behalf of the Company;

(iv)          To prescribe, amend and rescind rules and regulations relating to the Plan; and

(v)           To otherwise administer and make all other determinations necessary or advisable on behalf of the Company under or in connection with the Plan and the Stock Option Agreements with each Optionee.

(c)           The interpretation and construction by the Committee of any term or provision of the Plan or of any Stock Transfer Agreement shall be conclusive.

11.          Stock Option Agreements.

(a)           The Stock Option Agreements to be entered into by the Company and each individual Optionee under this Plan shall contain such other terms and provisions which are not inconsistent with this Plan as the Committee may authorize, including, without limitation, provisions for possible forfeiture of Option rights and restrictions on transfers of stock of the Company acquired by Optionees upon exercise of their Option rights under this Plan.

(b)           Any Stock Option Agreement entered into with an Optionee shall at all times be considered to adopt by reference all of the provisions of this Plan as it may be amended or terminated.

(c)           All Stock Option Agreements are intended to be consistent with all of the provisions of this Plan, but to the extent of any conflict between the provisions of this Plan and the provisions of the Stock Option Agreement, the provisions of this Plan shall be deemed to be controlling.

12.          Corporate Reorganizations.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding stock of the Company then subject to Options under this Plan are changed into or exchanged for property, including cash, rights or securities not issued by the Company, or any combination thereof, or upon a sale of substantially all of the assets of the Company to, or the acquisition of stock representing more than 80% of the voting power of the stock of the Company then outstanding by, another corporation or person, this Plan shall terminate. Upon such termination of this Plan, all Options granted under this Plan prior to such occurrence shall terminate unless provision is made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options granted prior to such occurrence, or the substitution for such Options of Options covering the stock of a successor employer corporation, or a parent or subsidiary of the successor, with appropriate adjustments in accordance with paragraph 6 of this Plan as to the number and kind of shares optioned and their exercise prices, in which event the Plan and Options granted prior to such event shall continue in the manner and under the terms so provided. The instrument evidencing any Option may also provide for the acceleration of otherwise unexercisable portions of the Option.

13.          Limitation of Rights of Optionees.

(a)           Optionees shall have no interest in the Option shares or in any dividend paid on such shares, and shall have right to vote any such shares or have any other rights or privileges of a stockholder of the Company with respect to such shares, until the Option has been properly exercised and the certificates for such shares have been issued and delivered to the Optionee consistent with the requirements of this Plan and the applicable Stock Option Agreements.

(b)           No shares of stock issuable under the Plan shall be issued and no certificate for such shares shall be delivered if such security causes the Company to be in violation of or to incur any liability under any federal, state or other securities law, or any other requirement of law or of any regulatory body having jurisdiction over the Company, or if doing same would constitute a breach by the Company of any loan agreement or similar contract or commitment of the Company.

(c)           The receipt of an Option, the exercise of it, the receipt of stock by reason of such exercise, and the fact of a Stock Option Agreement with the Company, and none of the foregoing alone, shall give any Optionee any right to continued employment by the Company or any subsidiary of the Company for any period or for any level of compensation or other benefit or the right to receive any further Options. Likewise, neither the receipt of an Option nor the exercise of it and the receipt of any stock shall give the Company or any subsidiary any right to the continued services of the Optionee for any period or at any particular compensation or other benefit level.

(d)           Nothing contained in this Plan shall constitute the granting of an Option or grant any employee of the Company or any subsidiary of the Company any rights whatsoever to any Option or any stock of the Company. An Option can be granted only when expressly authorized by the Committee and upon execution and delivery of a Stock Option Agreement executed by the Company and by the Optionee.

14.          Limitation on Exercise of Options.

Except as otherwise provided and permitted under the Code, and notwithstanding anything in this Plan to the contrary, to the extent that the aggregate Fair Market Value of stock with respect to which Options are exercisable for the first time by any one (1) employee during any calendar year under all stock option plans of the Company and any parent corporation or subsidiary corporation of the Company exceeds $100,000.00, such Option shall be treated as a non-qualified Option under the Code. For purposes of this limitation, (i) the Fair Market Value of shares is determined as of the time the Option is granted and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

15.          Option Price.

(a)           There shall be no cost or consideration paid by any Optionee for the grant of an Option itself.

(b)           The purchase price for each share purchasable under any Option granted under the Plan shall be such amount as the Committee shall, in its best judgment and in good faith, determine to be not less than 100% of the fair market value (“Fair Market Value”) per share on the date the Option is granted. Notwithstanding the foregoing, in the case of an Option granted to a Optionee who at the time such Option is granted owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee shall, in its best judgment, determine to be not less than 110% of the Fair Market Value per share at the date the Option is granted.

(c)           Since no public market exists for the shares of stock of the Company as of the date of adoption of this Plan, the Committee shall in its sole discretion, best judgment, and in good faith determine the Fair Market Value of each share of stock of the Company. The Committee need not obtain any appraisal of any kind to make such determination under this Plan at any time. The determination by the Committee of the Fair Market Value of a share at any time shall be conclusive and binding on all parties.

(d)           As of the date of adoption of this Plan, the exercise price has been set at $5.00 per share. The Company and the Committee have determined that such $5.00 exercise price is equal to or greater than the Fair Market Value of stock of the Company as of the date of adoption of this Plan.

(e)           The cash proceeds of the sale of shares received by the Company upon the exercise of the Options are to be added to the general funds of the Company and may be used for its general corporate purposes as the Company shall determine.

16.          Listing of Shares and Related Matters.

If at any time the Company shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained or otherwise provided for, free of any conditions not acceptable to the Company.

17.          Amendment of the Plan.

The Committee may from time to time at its discretion amend this Plan. However, notwithstanding anything to the contrary in this Plan, no amendment shall be made without the approval of shareholders then holding a majority of the voting stock of the Company if such amendment would (a) increase the total number of shares reserved for Option under the Plan other than an increase resulting from an adjustment provided for in this Plan, (b) reduce the exercise price for any Option granted hereunder below the price required in this Plan, (c) modify the provisions of this Plan relating to eligibility, or (d) materially increase the benefits accruing to Optionees under the Plan. The Committee is authorized to amend the Plan and the Stock Option Agreement to permit the Options granted to qualify as “incentive stock options” within the meaning of Section 422 of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Stock Option Agreement without the consent of the holder of the Option.

18.          Termination or Suspension of Plan.

The Committee may at any time and for any or no reason suspend or terminate the Plan. An Option may not be granted while the Plan is suspended or after it is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the Optionee. The power of the Committee under this Plan to construe and administer the Plan and the Stock Option Agreements granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

19.          Miscellaneous.

(a)           This Plan and all of the Stock Option Agreements shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois. Jurisdiction and venue for any disputes under this Plan or the Stock Option Agreements shall be in the Circuit Court of Cook County, in Chicago, Illinois.

(b)           This Plan and the Stock Option Agreements constitute the entire Stock Option Plan and individual Options granted.

(c)           The invalidity or illegality of any provision of this Plan shall not be deemed to effect the validity of any other provision of this Plan.

IN WITNESS WHEREOF, the Company has established this Plan effective commencing as of the date first indicated in this Plan.

Kimball Hill, Inc.

By:	/s/ David K. Hill
David K. Hill, President

10-10-96

FIRST AMENDMENT TO

KIMBALL HILL HOMES INCENTIVE STOCK OPTION PLAN

This First Amendment to Kimball Hill Homes Incentive Stock Option Plan (“Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of October 31, 1996.

R E C I T A L S

A.            The Company adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Plan”) under which it offered to designated key employees the right to subscribe to an aggregate of 65,000 shares of the Company’s common stock.

B.            The Company and each of the six (6) designated eligible employees, i.e., Hal H. Barber, Kirk T. Breitenwischer, Bruce I. McPhee, Eugene K. Rowehl, Thomas F. Tylutki, and Gregory A. Yakim (collectively the “Optionees”) each entered into a Stock Option Agreement with the Company under which the Optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $5.00 per share and expiring on October 31, 1999. All such options are still outstanding; none have been exercised or forfeited.

C.            The Company desires to make available to these same Optionees, additional stock option rights for various designated shares of stock of the Company at the same price per share and for a four (4) year period commencing as of the effective date of this Amendment.

D.            The Company desires to provide in this Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date indicated above, as follows:

1.             Additional Stock Subject to Plan.

(a)           An additional 141,000 shares of the Company’s common stock are subject to the Plan and may be granted as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended.

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(b)           The 141,000 shares are in addition to the aggregate 65,000 shares of the Company’s common stock originally granted by individual Stock Option Agreements to each of the Optionees.

2.             Eligible Employees.

(a)           The employees eligible for the grant of Options for the additional stock as contemplated in this Amendment are the same Optionees who are eligible for the initial Options provided for in the Plan. All of the Optionees are regularly employed by the Company or by a subsidiary of the Company in a managerial capacity on a full-time, salaried basis.

(b)           The Optionees are granted Options to acquire additional stock of the Company pursuant to the terms of this Amendment as follows:

Number of Additional
Optionee	Shares Available by Option

Hal H. Barber	16,000

Kirk T. Breitenwischer	12,000

Bruce I. McPhee	8,000

Eugene K. Rowehl	15,000

Thomas F. Tylutki	10,000

Gregory A. Yakim	80,000

TOTAL:	141,000

(c)           If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan, including the aggregate initial 65,000 shares and the additional 141,000 shares to be offered pursuant to the terms of this Amendment, and if no other stock of the Company was sold or reacquired, the stock of the Company would then be held as follows:

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Shareholder	Number of Shares Held	% of Issued Shares Held

David K. Hill	2,703,955	79.39%

Diane G. Hill	236,836	6.95

Diane G. Hill as Trustee for David K. Hill III	59,209	1.74

Bruce I. McPhee	218,000	6.40

Gregory A. Yakim	100,000	2.94

Hal H. Barber	26,000.76

Eugene Rowehl	22,500.66

Thomas F. Tylutki	20,000.59

Kirk T. Breitenwischer	19,500.57

TOTAL:	3,406,000	100%

3.             Exercise Price.

The Company has determined that the Fair Market Value as of the effective date of this Amendment of the stock subject to the Options to be offered pursuant to the terms of this Amendment is $5.00 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $5.00.

4.             Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Amendment must be exercised within four (4) years of the grant of each such Option. Accordingly, the Options shall expire on October 31, 2000.

5.             Administration.

The first sentence of paragraph 10(a) of the Plan is deleted and the following sentence is substituted for it:

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The Plan shall be administered by a committee (“Committee”) of not less than two individuals selected by the Board of Directors (“Board”) of the Company.

6.             No Other Modifications.

(a)           Except to the extent expressly provided for in this Amendment, the Plan shall remain in full force and effect.

(b)           All of the provisions in the Plan, except to the extent expressly modified above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Amendment.

7.             Miscellaneous.

(a)           The recitals at the beginning of this Amendment are an integral part of this Amendment.

(b)           Except to the extent expressly defined in this Amendment, all defined terms used in this Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Stock Option
Plan Committee

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

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12-31-97(1)

SECOND AMENDMENT TO

KIMBALL HILL HOMES INCENTIVE STOCK OPTION PLAN

This Second Amendment to Kimball Hill Homes Incentive Stock Option Plan (“Second Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of December 31, 1997.

R E C I T A L S

A.            The Company adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Plan”) under which it offered to designated key employees the right to subscribe to an aggregate of 65,000 shares of the Company’s common stock.

B.            The Company and each of the six (6) designated eligible employees, i.e., Hal H. Barber, Kirk T. Breitenwischer, Bruce I. McPhee, Eugene K. Rowehl, Thomas F. Tylutki, and Gregory A. Yakim (collectively the “Optionees”) each entered into a Stock Option Agreement with the Company under which the Optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $5.00 per share and expiring on October 31, 1999. All such options are still outstanding; none have been exercised or forfeited.

C.            The Company and the six Optionees entered into a First Amendment to Kimball Hill Homes Incentive Stock Option Plan effective October 31, 1996 (“First Amendment”) under which the Optionees collectively acquired additional options for an aggregate additional 141,000 shares of stock of the Company under options priced also at $5.00 per share and expiring on October 31, 2000. As with the options granted in the original Plan effective as of October 31, 1995, all of the options granted under the First Amendment are still outstanding; none have been exercised or forfeited.

D.            The Company desires to make available under the terms of this Second Amendment additional stock option rights for an aggregate 144,000 shares of stock of the Company at $6.00 per share and for a four (4) year term commencing as of the effective date of this Second Amendment.

E.             The Company also desires to make available these stock options pursuant to the terms of this Second Amendment to the original six Optionees as well as to Lance Wright (the original Optionees and Lance Wright collectively referred to hereafter as the Optionees).

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F.             The Company desires to provide in this Second Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby further amends the Plan, effective as of the date indicated above, as follows:

1.             Additional Stock Subject to Plan.

(a)           An additional 144,000 shares of the Company’s common stock are subject to the Plan and may be granted as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended.

(b)           The 144,000 shares are in addition to the aggregate 65,000 shares of the Company’s common stock originally granted by individual Stock Option Agreements and the aggregate 141,000 shares granted by the First Amendment. Accordingly, there are now 350,000 total shares of stock of the Company subject to Options.

2.             Eligible Employees.

(a)           The employees eligible for the grant of Options for the additional stock as contemplated in this Second Amendment are the Optionees as defined above. All of the Optionees are regularly employed by the Company or by a subsidiary of the Company in a managerial capacity on a full-time, salaried basis.

(b)           The Optionees are granted Options to acquire stock of the Company pursuant to the terms of this Second Amendment as follows:

Number of Additional
Optionee	Shares Available by this Option

Gregory A. Yakim	60,000

Hal H. Barber	18,000

Kirk T. Breitenwischer	18,000

Bruce I. McPhee	10,000

Eugene K. Rowehl	18,000

Thomas F. Tylutki	10,000

Lance Wright	10,000

TOTAL:	144,000

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(c)           If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan, including the aggregate initial 65,000 shares, the 141,000 shares granted by the First Amendment, and the additional 144,000 shares to be offered pursuant to the terms of this Second Amendment, and if no other stock of the Company was sold or reacquired, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Second Amendment.

3.             Exercise Price.

The Company has determined that the Fair Market Value as of the effective date of this Amendment of the stock subject to the Options to be offered pursuant to the terms of this Amendment is $6.00 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $6.00.

4.             Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Amendment must be exercised within four (4) years of the grant of each such Option. Accordingly, the Options shall expire on December 31, 2001.

5.             No Other Modifications.

(a)           Except to the extent expressly provided for in the First Amendment and this Second Amendment, the Plan shall remain in full force and effect.

(b)           All of the provisions in the Plan, except to the extent expressly modified in the First Amendment and as provided for above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Second Amendment.

6.             Miscellaneous.

(a)           The recitals at the beginning of this Second Amendment are an integral part of this Second Amendment.

(b)           Except to the extent expressly defined in this Second Amendment, all defined terms used in this Second Amendment shall have the same meaning as provided for in the Plan.

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IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Second Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Stock Option
Plan Committee

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

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RESTATED THIRD AMENDMENT TO

KIMBALL HILL HOMES INCENTIVE STOCK OPTION PLAN

This Restated Third Amendment to Kimball Hill Homes Incentive Stock Option Plan (“Third Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of December 31, 1998.

R E C I T A L S

A.            The Company adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Plan”) under which it offered to designated key employees the right to subscribe to an aggregate of 65,000 shares of the Company’s common stock.

B.            The Company and each of six designated eligible employees each entered into a Stock Option Agreement with the Company under which such optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $5.00 per share and expiring on October 31, 1999. All such options are still outstanding; none have been exercised or forfeited.

C.            The Company and such optionees entered into a First Amendment to Kimball Hill Homes Incentive Stock Option Plan effective October 31, 1996 (“First Amendment”) under which the optionees collectively acquired additional options for an aggregate additional 141,000 shares of stock of the Company under options priced also at $5.00 per share and expiring on October 31, 2000. As with the options granted in the original Plan effective as of October 31, 1995, all of the options granted under the First Amendment are still outstanding; none have been exercised or forfeited.

D.            The Company and designated optionees entered into a Second Amendment to Kimball Hill Homes Stock Option Plan effective December 31, 1997 (“Second Amendment”) under which such designated optionees collectively acquired additional options for a total of 144,000 shares of stock of the Company under options priced at $6.00 per share and expiring on December 31, 2001. As with the options granted in the original Plan and the First Amendment, all the options granted under the Second Amendment are still outstanding; none have been exercised or forfeited.

E.             The Company also entered into the Kimball Hill Homes Nonstatutory Stock Option Plan effective as of December 31, 1997 under which it made available to certain non-employee members of the Board of Directors of the Company stock options which were not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, and all such nonstatutory stock options are for all purposes

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considered separate from and not a part or modification of any incentive stock option plan of the Company.

F.             The Company desires to make available under the terms of this Third Amendment additional incentive stock option rights for an aggregate 174,000 shares of stock of the Company at $7.75 per share and for an eight (8) year term commencing as of the effective date of this Third Amendment. For that purpose, the Company adopted the Third Amendment to Kimball Hill Homes Incentive Stock Option Plan effective December 31, 1998 (“Original Third Amendment”).

G.            The Company desires to supercede the Original Third Amendment by providing, only with respect to options to be granted pursuant to it to David K. Hill and to Diane G. Hill, an increase in the option price to be paid by them by 10% to $8.53 and a decrease in the Option term by three (3) years to a five (5) year term.

H.            The Company desires to provide in this Third Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby further amends the Plan, effective as of the date indicated above, as follows:

1.             Additional Stock Subject to Plan.

(a)           An additional 174,000 shares of the Company’s common stock are subject to the Plan and may be granted as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended.

(b)           The 174,000 shares are in addition to the aggregate 65,000 shares of the Company’s common stock originally granted by individual Stock Option Agreements, the aggregate 141,000 shares granted by the First Amendment, and the aggregate 144,000 shares granted by the Second Amendment. Accordingly, there are now 524,000 total shares of stock of the Company subject to Options in addition to any shares available through nonstatutory stock options.

2.             Eligible Employees.

(a)           The employees (“Optionees”) eligible for the grant of Options for the additional stock as contemplated in this Third Amendment and the number of shares available to each are as follows:

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Optionee	Number of Additional Shares Available by this Option

David K. Hill	40,000

Gregory A. Yakim	40,000

Hal H. Barber	18,000

Kirk T. Breitenwischer	18,000

Eugene K. Rowehl	18,000

Diane G. Hill	10,000

Bruce I. McPhee	10,000

Thomas F. Tylutki	10,000

Lance Wright	10,000

TOTAL:	174,000

(b)           All of the Optionees are regularly employed by the Company or by a subsidiary of the Company in a managerial capacity on a full-time, salaried basis.

(c)           If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan, including the aggregate initial 65,000 shares, the 141,000 shares granted by the First Amendment, the 144,000 shares granted by the Second Amendment, and additional 174,000 shares to be offered pursuant to the terms of this Third Amendment, and if no other stock of the Company was sold or reacquired other than by exercise of nonstatutory stock options, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Third Amendment.

3.             Exercise Price.

The Company has determined that the Fair Market Value, as of the effective date of this Third Amendment, of the stock subject to the Options to be offered pursuant to the terms of this Third Amendment is $7.75 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $7.75. Notwithstanding the foregoing, the Option exercise price for each share of stock to be offered to David K. Hill and to Diane G. Hill shall be $8.53.

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4.             Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Third Amendment must be exercised within eight (8) years of the grant of each such Option. Accordingly, the Options shall expire on December 31, 2006. Notwithstanding the foregoing, the Options to be granted to David K. Hill and to Diane G. Hill must be exercised within five (5) years of the grant of each such Option so that, for each of them, the Options shall expire on December 31, 2003.

5.             No Other Modifications.

(a)           Except to the extent expressly provided for in the First Amendment, the Second Amendment and this Third Amendment, the Plan shall remain in full force and effect. This Third Amendment supercedes in its entirety all of the provisions of the Original Third Amendment.

(b)           All of the provisions of the Plan, except to the extent expressly modified as provided for above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Third Amendment.

6.             Miscellaneous.

(a)           The Recitals at the beginning of this Third Amendment are an integral part of this Third Amendment.

(b)           Except to the extent expressly defined in this Third Amendment, all defined terms used in this Third Amendment shall have the same meaning as provided for in the Plan.

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IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Third Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Stock Option Plan Committee:

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

5

2-16-00

FOURTH AMENDMENT TO

KIMBALL HILL HOMES INCENTIVE STOCK OPTION PLAN

This Fourth Amendment to Kimball Hill Homes Incentive Stock Option Plan (“Fourth Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of December 31, 1999.

R E C I T A L S

A.            The Company adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Plan”) under which it offered to designated key employees the right to subscribe to an aggregate of 65,000 shares of the Company’s common stock.

B.            The Company and each of six designated eligible employees each entered into a Stock Option Agreement with the Company under which such optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $5.00 per share and expiring on October 31, 1999. None of such options are still outstanding; all have either been exercised or forfeited.

C.            The Company and such optionees entered into a First Amendment to Kimball Hill Homes Incentive Stock Option Plan effective October 31, 1996 (“First Amendment”) under which the optionees collectively acquired additional options for an aggregate additional 141,000 shares of stock of the Company under options priced also at $5.00 per share and expiring on October 31, 2000. All of the options granted under the First Amendment are still outstanding; none have been exercised or forfeited.

D.            The Company and designated optionees entered into a Second Amendment to Kimball Hill Homes Stock Option Plan effective December 31, 1997 (“Second Amendment”) under which such designated optionees collectively acquired additional options for a total of 144,000 shares of stock of the Company under options priced at $6.00 per share and expiring on December 31, 2001. All of the options granted under the Second Amendment are still outstanding; none have been exercised or forfeited.

E.             The Company also entered into the Kimball Hill Homes Nonstatutory Stock Option Plan effective as of December 31, 1997 under which it made available to certain non-employee members of the Board of Directors of the Company stock options which were not intended to qualify as incentive stock options under Section 422 of the

1

Internal Revenue Code, and all such nonstatutory stock options granted in 1997 and again in 1998 and 1999 are for all purposes considered separate from and not a part or modification of any incentive stock option plan of the Company.

F.             The Company and designated optionees entered into a Third Amendment to Kimball Hill Homes Incentive Stock Option Plan effective December 31, 1998 (“Third Amendment”) under which such designated optionees collectively acquired additional options for a total of 174,000 shares of stock of the Company. All Options, except those granted to owners of ten percent (10%) or more of the voting power of all classes of stock of the Company, were priced in the Third Amendment at $7.75 per share and expire on December 31, 2006. The Options granted under the Third Amendment to David K. Hill and to Diane G. Hill, who are individually or by attribution the owners of more than ten percent (10%) of the voting power of all classes of stock of the Company, are priced at $8.525 per share and expire on December 31, 2003 as required to be eligible to be considered as incentive stock options. All of the Options granted under the Third Amendment are still outstanding; none have been exercised or forfeited.

G.            The Company desires to make available under the terms of this Fourth Amendment additional incentive stock option rights for an aggregate 120,000 shares of stock of the Company at $10.00 per share and for an eight (8) year term commencing as of the effective date of this Fourth Amendment. Additional stock option rights are not under this Fourth Amendment being granted to David K. Hill or to Diane G. Hill.

H.            The Company desires to provide in this Fourth Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby further amends the Plan, effective as of the date indicated above, as follows:

1.             Additional Stock Subject to Plan.

(a)           An additional 120,000 shares of the Company’s common stock are subject to the Plan and may be granted as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended.

(b)           Inclusive of the 120,000 shares, there are as of the effective date of this Fourth Amendment 579,000 total shares of stock of the Company subject to unexpired statutory Options plus 50,000 total shares subject to nonstatutory stock options for an aggregate of 629,000 shares available from all stock options currently outstanding.

(c)           If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan and if no other stock of

2

the Company was sold or reacquired other than by exercise of nonstatutory stock options, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Fourth Amendment.

2.             Eligible Employees.

(a)           The employees (“Optionees”) eligible for the grant of Options for the additional stock as contemplated in this Fourth Amendment and the number of shares available to each are as follows:

Optionee	Number of Additional Shares Available by this Option

Gregory A. Yakim	50,000

Hal H. Barber	15,000

Kirk T. Breitenwischer	15,000

Eugene K. Rowehl	15,000

Bruce I. McPhee	5,000

Thomas F. Tylutki	10,000

Lance Wright	10,000

TOTAL:	120,000

(b)           All of the Optionees are regularly employed by the Company or by a subsidiary of the Company in a managerial capacity on a full-time, salaried basis.

3.             Exercise Price.

The Company has determined that the Fair Market Value, as of the effective date of this Fourth Amendment, of the stock subject to the Options to be offered pursuant to the terms of this Fourth Amendment is $10.00 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $10.00.

4.             Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Fourth Amendment must be exercised within eight (8) years of the grant of each such Option. Accordingly, the Options shall expire on December 31, 2007.

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5.             No Other Modifications.

(a)           Except to the extent expressly provided for in the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, the Plan shall remain in full force and effect.

(b)           All of the provisions of the Plan, except to the extent expressly modified as provided for above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Fourth Amendment.

6.             Miscellaneous.

(a)           The Recitals at the beginning of this Fourth Amendment are an integral part of this Fourth Amendment.

(b)           Except to the extent expressly defined in this Fourth Amendment, all defined terms used in this Fourth Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Fourth Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Stock Option
Plan Committee:

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

4

FIFTH AMENDMENT TO

KIMBALL HILL HOMES INCENTIVE STOCK OPTION PLAN

This Fifth Amendment to Kimball Hill Homes Incentive Stock Option Plan (“Fifth Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of December 31, 2000.

R E C I T A L S

A.            The Company adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Plan”) under which it offered to designated key employees the right to subscribe to an aggregate of 65,000 shares of the Company’s common stock.

B.            The Company and each of its designated eligible employees each entered into a Stock Option Agreement with the Company under which such optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $5.00 per share and expiring on October 31, 1999. None of such options are still outstanding; all have either been exercised or forfeited.

C.            The Company and such optionees entered into a First Amendment to Kimball Hill Homes Incentive Stock Option Plan effective October 31, 1996 (“First Amendment”) under which the optionees acquired additional options for stock of the Company under options priced also at $5.00 per share and expiring on October 31, 2000. None of the options granted under the First Amendment are still outstanding; all have been exercised or forfeited.

D.            The Company and designated optionees entered into a Second Amendment to Kimball Hill Homes Stock Option Plan effective December 31, 1997 (“Second Amendment”) under which such designated optionees acquired additional options for stock of the Company under options priced at $6.00 per share and expiring on December 31, 2001. All of the options granted under the Second Amendment are still outstanding; none have been exercised or forfeited.

E.             The Company also entered into the Kimball Hill Homes Nonstatutory Stock Option Plan effective as of December 31, 1997, and in subsequent years, under which it made available to certain non-employee members of the Board of Directors of the Company stock options which were not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, and all such nonstatutory stock options granted in 1997 and in subsequent years are for all purposes considered

1

separate from and not a part or modification of any incentive stock option plan of the Company.

F.             The Company and designated optionees entered into a Third Amendment to Kimball Hill Homes Incentive Stock Option Plan effective December 31, 1998 (“Third Amendment”) under which such designated optionees acquired additional options for stock of the Company. All Options, except those granted to owners of ten percent (10%) or more of the voting power of all classes of stock of the Company, were priced in the Third Amendment at $7.75 per share and expire on December 31, 2006. The Options granted under the Third Amendment to David K. Hill and to Diane G. Hill, who are individually or by attribution the owners of more than ten percent (10%) of the voting power of all classes of stock of the Company, are priced at $8.525 per share and expire on December 31, 2003 as required to be eligible to be considered as incentive stock options. All of the Options granted under the Third Amendment are still outstanding; none have been exercised or forfeited.

G.            The Company and designated eligible optionees entered into a Fourth Amendment to Kimball Hill Homes Incentive Stock Option Plan effective December 31, 1999 (“Fourth Amendment”) under which such designated optionees acquired additional Options for stock of the Company under Options priced at $10.00 per share and expiring on December 31, 2007. All of the Options granted under the Fourth Amendment are still outstanding; none have been exercised or forfeited.

H.            The Company desires to make available under the terms of this Fifth Amendment additional incentive stock option rights for an aggregate 145,000 shares of stock of the Company at $13.00 per share and for a four (4) year term commencing as of the effective date of this Fifth Amendment. Additional stock option rights are not under this Fifth Amendment being granted to David K. Hill or to Diane G. Hill.

I.              The Company desires to provide in this Fifth Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby further amends the Plan, effective as of the date indicated above, as follows:

1.             Additional Stock Subject to Plan.

(a)           An additional 145,000 shares of the Company’s common stock are subject to the Plan and may be granted as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended.

(b)           Inclusive of the 145,000 shares, there are as of the effective date of this Fifth Amendment 583,000 total shares of stock of the Company subject to

2

unexpired incentive Options plus 74,000 total shares subject to nonstatutory stock options for an aggregate of 657,000 shares available from all stock options currently outstanding.

(c)           If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan, and if no other stock of the Company was sold or reacquired other than by exercise of nonstatutory stock options, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Fourth Amendment.

2.             Eligible Employees.

(a)           The employees (“Optionees”) eligible for the grant of Options for the additional stock as contemplated in this Fifth Amendment and the number of shares available to each are as follows:

Optionee	Number of Additional Shares Available by this Option

Gregory A. Yakim	50,000

Hal H. Barber	15,000

Kirk T. Breitenwischer	15,000

Eugene K. Rowehl	15,000

William E. Long	15,000

Thomas F. Tylutki	15,000

Bruce I. McPhee	10,000

Lance Wright	10,000

TOTAL:	145,000

(b)           All of the Optionees are regularly employed by the Company or by a subsidiary of the Company in a managerial capacity on a full-time, salaried basis.

3.             Exercise Price.

The Company has determined that the Fair Market Value, as of the effective date of this Fifth Amendment, of the stock subject to the Options to be offered pursuant to the terms of this Fifth Amendment is $13.00 per share. Accordingly, the

3

Option exercise price for each share of stock to be offered to each of the Optionees shall be $13.00.

4.             Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Fifth Amendment must be exercised within four (4) years of the grant of each such Option. Accordingly, the Options shall expire on December 31, 2004.

5.             No Other Modifications.

(a)           Except to the extent expressly provided for in the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Fifth Amendment, the Plan shall remain in full force and effect.

(b)           All of the provisions of the Plan, except to the extent expressly modified as provided for above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Fifth Amendment.

(c)           To the extent of any inconsistency or conflict between the terms of (i) the Plan and/or any prior amendment and (ii) this Fifth Amendment, the terms of this Fifth Amendment shall be deemed to prevail as to the options provided for under this Fifth Amendment.

6.             Miscellaneous.

(a)           The Recitals at the beginning of this Fifth Amendment are an integral part of this Fifth Amendment.

(b)           Except to the extent expressly defined in this Fifth Amendment, all defined terms used in this Fifth Amendment shall have the same meaning as provided for in the Plan.

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IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Fifth Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Stock Option
Plan Committee:

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

5

SIXTH AMENDMENT TO

KIMBALL HILL HOMES INCENTIVE STOCK OPTION PLAN

This Sixth Amendment to Kimball Hill Homes Incentive Stock Option Plan (“Sixth Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of December 31, 2001.

R E C I T A L S

A.            The Company adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Plan”) under which it offered to designated key employees the right to subscribe to an aggregate of 65,000 shares of the Company’s common stock.

B.            The Company and each of six designated eligible employees each entered into a Stock Option Agreement with the Company under which such optionees confirmed the terms under which each has options to acquire designated portions of stock of the Company under options priced at $5.00 per share and expiring on October 31, 1999. None of such options are still outstanding; all have either been exercised or forfeited.

C.            The Company modified the Plan in various amendments to the Plan, the last of which was the Fifth Amendment to Kimball Hill Homes Incentive Stock Option Plan effective December 31, 2000 (“Fifth Amendment”), under which the optionees acquired additional options for stock of the Company under options bearing various prices.

D.            The Company desires to make available under the terms of this Sixth Amendment additional incentive stock option rights for an aggregate 120,000 shares of stock of the Company at $17.00 per share and for a term commencing as of the effective date of this Sixth Amendment and expiring December 31, 2005.

E.             The Company desires to provide in this Sixth Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby further amends the Plan, effective as of the date indicated above, as follows:

1.             Additional Stock Subject to Plan.

(a)           An additional 120,000 shares of the Company’s common stock are subject to the Plan and may be granted as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended.

1

(b)           Inclusive of the 120,000 shares, there are as of the effective date of this Sixth Amendment 559,000 total shares of stock of the Company subject to unexpired statutory Options plus 74,000 total shares subject to nonstatutory stock options for an aggregate of 633,000 shares available from all stock options currently outstanding.

(c)           If all of the Optionees exercise all of their Options to acquire all such stock of the Company available to them for purchase under the Plan and if no other stock of the Company was sold or reacquired other than by exercise of nonstatutory stock options, the stock of the Company would then be held as shown on Exhibit A attached to and made a part of this Sixth Amendment.

2.             Eligible Employees.

(a)           The employees (“Optionees”) eligible for the grant of Options for the additional stock as contemplated in this Sixth Amendment and the number of shares available to each are as follows:

Optionee	Number of Additional Shares Available by this Option

Gregory A. Yakim	50,000

Hal H. Barber	5,000

Kirk T. Breitenwischer	5,000

Isaac Heimbinder	5,000

Eugene K. Rowehl	5,000

Brian A. Loftus	25,000

William E. Long	5,000

Thomas F. Tylutki	5,000

Bruce I. McPhee	5,000

Richard Lee Venable	5,000

Lance Wright	5,000

TOTAL:	120,000

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(b)           All of the Optionees are regularly employed by the Company or by a subsidiary of the Company in a managerial capacity on a full-time, salaried basis.

3.             Exercise Price.

The Company has determined that the Fair Market Value, as of the effective date of this Sixth Amendment, of the stock subject to the Options to be offered pursuant to the terms of this Sixth Amendment is $17.00 per share. Accordingly, the Option exercise price for each share of stock to be offered to each of the Optionees shall be $17.00.

4.             Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Sixth Amendment must be exercised by December 31, 2005.

5.             No Other Modifications.

(a)           Except to the extent expressly provided for in the First through the Fifth Amendments, the Plan shall remain in full force and effect.

(b)           All of the provisions of the Plan, except to the extent expressly modified as provided for above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Sixth Amendment.

(c)           To the extent of any inconsistency or conflict between the terms of (i) the Plan and/or any prior amendment and (ii) this Sixth Amendment, the terms of this Sixth Amendment shall be deemed to prevail as to the options provided for under this Sixth Amendment.

6.             Miscellaneous.

(a)           The Recitals at the beginning of this Sixth Amendment are an integral part of this Sixth Amendment.

(b)           Except to the extent expressly defined in this Sixth Amendment, all defined terms used in this Sixth Amendment shall have the same meaning as provided for in the Plan.

3

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Sixth Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Statutory Stock
Option Committee

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

4

SEVENTH AMENDMENT TO

KIMBALL HILL HOMES INCENTIVE STOCK OPTION PLAN

This Seventh Amendment to Kimball Hill Homes Incentive Stock Option Plan (“Seventh Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of January 1, 2003.

R E C I T A L S

A.            The Company adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Plan”) under which it offered to designated key employees the right to subscribe to an aggregate of 65,000 shares of the Company’s common stock.

B.            The Company and each of its designated eligible employees each entered into a Stock Option Agreement with the Company under which such optionees confirmed the terms under which each had options to acquire designated portions of stock of the Company under options priced at $5.00 per share and expiring on October 31, 1999.

C.            The Company modified the Plan in various amendments to the Plan, the last of which was the Sixth Amendment to Kimball Hill Homes Incentive Stock Option Plan effective December 31, 2001, (“First Amendment”) under which the optionees acquired additional options for stock of the Company under options bearing various prices.

D.            The Company desires to make available under the terms of this Seventh Amendment additional incentive stock option rights for an aggregate 25,000 shares of stock of the Company at $29.80 per share and for a three (3) year term commencing as of the effective date of this Seventh Amendment.

F.             The Company desires to provide in this Seventh Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby further amends the Plan, effective as of the date indicated above, as follows:

1.             Additional Stock Subject to Plan.

(a)           An additional 25,000 shares of the Company’s common stock are subject to the Plan and may be granted as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended.

1

(b)           Inclusive of the 25,000 shares, there are as of the effective date of this Seventh Amendment 584,000 total shares of stock of the Company subject to unexpired incentive Options plus 92,000 total shares subject to nonstatutory stock options for an aggregate of 676,000 shares available from all stock options currently outstanding.

(c)           As of the effective date of this Seventh Amendment, there are 3,590,467 issued and outstanding shares of common stock of the Company. Accordingly, if all of the optionees under all stock options of the Company exercised all of their stock options, and if no other stock of the Company was issued, sold or reacquired, there would be 4,266,467 issued and outstanding shares of common stock of the Company.

2.             Eligible Employees.

(a)           The employee (“Optionee”) eligible for the grant of Options for the additional stock as contemplated in this Seventh Amendment and the number of shares available to him are as follows:

Number of Additional
Optionee	Shares Available by this Option

Isaac Heimbinder	25,000

(b)           The Optionee is regularly employed by the Company or by a subsidiary of the Company in a managerial capacity on a full-time, salaried basis.

3.             Exercise Price.

The Company has determined that the Fair Market Value, as of the effective date of this Seventh Amendment, of the stock subject to the Options to be offered pursuant to the terms of this Seventh Amendment is $29.80 per share. Accordingly, the Option exercise price for each share of stock to be offered to the Optionee shall be $29.80.

4.             Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Seventh Amendment must be exercised within three (3) years of the grant of each such Option. Accordingly, the Options shall expire on December 31, 2005.

2

5.             No Other Modifications.

(a)           Except to the extent expressly provided for in the First through the Sixth Amendments, the Plan shall remain in full force and effect.

(b)           All of the provisions of the Plan, except to the extent expressly modified as provided for above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Seventh Amendment.

(c)           To the extent of any inconsistency or conflict between the terms of (i) the Plan and/or any prior amendment and (ii) this Seventh Amendment, the terms of this Seventh Amendment shall be deemed to prevail as to the options provided for under this Seventh Amendment.

6.             Compensation Committee Approval.

The members of the Compensation Committee of the Board of Directors have approved and recommended the execution of this Seventh Amendment by the Company.

7.             Miscellaneous.

(a)           The Recitals at the beginning of this Seventh Amendment are an integral part of this Seventh Amendment.

(b)           Except to the extent expressly defined in this Seventh Amendment, all defined terms used in this Seventh Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Seventh Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Statutory Stock
Option Committee

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

3

EIGHTH AMENDMENT TO

KIMBALL HILL HOMES INCENTIVE STOCK OPTION PLAN

This Eighth Amendment to Kimball Hill Homes Incentive Stock Option Plan (“Eighth Amendment”) is adopted by Kimball Hill, Inc., an Illinois corporation (“Company”) effective as of April 15, 2004.

R E C I T A L S

A.            The Company adopted, effective as of October 31, 1995, the Kimball Hill Homes Incentive Stock Option Plan (“Plan”) under which it offered to designated key employees the right to subscribe to an aggregate of 65,000 shares of the Company’s common stock.

B.            The Company and each of its designated eligible employees each entered into a Stock Option Agreement with the Company under which such optionees confirmed the terms under which each had options to acquire designated portions of stock of the Company under options priced at $5.00 per share and expiring on October 31, 1999.

C.            The Company modified the Plan in various amendments to the Plan, the last of which was the Seventh Amendment to Kimball Hill Homes Incentive Stock Option Plan effective January 1, 2003, (“Seventh Amendment”) under which the optionees acquired additional options for stock of the Company under options bearing various prices.

D.            The Company desires to make available under the terms of this Eighth Amendment additional incentive stock option rights for an aggregate 135,000 shares of stock of the Company at $41.80 per share and for a term commencing as of the effective date of this Eighth Amendment and expiring December 31, 2007.

E.             The Company desires to provide in this Eighth Amendment for all appropriate modifications to the Plan to carry out the foregoing intent.

NOW, THEREFORE, the Company hereby further amends the Plan, effective as of the date indicated above, as follows:

1.             Additional Stock Subject to Plan.

(a)           An additional 135,000 shares of the Company’s common stock are subject to the Plan and may be granted as incentive stock options (“Options”) under Section 422 of the Internal Revenue Code, as amended.

1

(b)           Inclusive of the 135,000 shares, there are as of the effective date of this Eighth Amendment 440,000 total shares of stock of the Company subject to unexpired incentive Options plus 89,000 total shares subject to nonstatutory stock options for an aggregate of 529,000 shares available from all stock options currently outstanding.

(c)           As of the effective date of this Eighth Amendment, there are 3,595,370 issued and outstanding shares of common stock of the Company. Accordingly, if all of the optionees under all stock options of the Company exercised all of their stock options, and if no other stock of the Company was issued, sold or reacquired, there would be 4,124,370 issued and outstanding shares of common stock of the Company.

2.             Eligible Employees.

(a)           The employees (“Optionees”) eligible for the grant of Options for the additional stock as contemplated in this Eighth Amendment and the number of shares available to them are as follows:

Number of Additional
Optionee	Shares Available by this Option

Isaac Heimbinder	100,000
William E. Long	20,000
Thomas W. Jacobs	15,000
Total:	135,000

(b)           The Optionees are regularly employed by the Company or by a subsidiary of the Company in a managerial capacity on a full-time, salaried basis.

3.             Exercise Price.

The Company has determined that the Fair Market Value, as of the effective date of this Eighth Amendment, of the stock subject to the Options to be offered pursuant to the terms of this Eighth Amendment is $41.80 per share. Accordingly, the Option exercise price for each share of stock to be offered to the Optionees shall be $41.80.

4.             Expiration of Option.

All of the Options to be granted pursuant to the Plan under this Eighth Amendment must be exercised by December 31, 2007.

2

5.             No Other Modifications.

(a)           Except to the extent expressly provided for in the First through the Seventh Amendments, the Plan shall remain in full force and effect.

(b)           All of the provisions of the Plan, except to the extent expressly modified as provided for above, shall be fully applicable to the additional Options to be made available pursuant the terms of this Eighth Amendment.

(c)           To the extent of any inconsistency or conflict between the terms of (i) the Plan and/or any prior amendment and (ii) this Eighth Amendment, the terms of this Eighth Amendment shall be deemed to prevail as to the options provided for under this Eighth Amendment.

6.             Compensation Committee Approval.

The members of the Compensation Committee of the Board of Directors have approved and recommended the execution of this Eighth Amendment by the Company.

7.             Miscellaneous.

(a)           The Recitals at the beginning of this Eighth Amendment are an integral part of this Eighth Amendment.

(b)           Except to the extent expressly defined in this Eighth Amendment, all defined terms used in this Eighth Amendment shall have the same meaning as provided for in the Plan.

IN WITNESS WHEREOF, the Company has modified the Plan pursuant to the terms of this Eighth Amendment effective as of the date first indicated above.

KIMBALL HILL, INC. by its Statutory Stock Option Committee:

/s/ David K. Hill
David K. Hill

/s/ James A. Moehling
James A. Moehling

3